Rule 497(e)

File Nos. 002-89550; 811-03972

FUTUREFUNDS SERIES ACCOUNT

Group Flexible Premium Variable Annuity Contracts

of

Empower Annuity Insurance Company of America

Supplement dated November 29, 2022

to the Prospectus and Statement of Additional Information (“SAI”), each dated April 29, 2022

This Supplement amends certain information contained in the Prospectus and SAI dated April 29, 2022.

Eligible Fund Liquidation

On November 1, 2022, the Board of Trustees of Virtus Asset Trust voted to approve a Plan of Liquidation pursuant to which the Virtus Silvant Small-Cap Growth Stock Fund (the “Liquidated Eligible Fund”) will be liquidated (the “Liquidation”) on or about December 16, 2022 (“Liquidation Date”).

Effective as of the close of business on December 16, 2022, any assets remaining in the Liquidated Eligible Fund will become invested in your Plan’s default investment option unless you take alternative action. You may transfer assets out of the Liquidated Eligible Fund at any time prior to the Liquidation Date and any such transfer will not incur a transfer charge and will not count against the annual free transfer limit. Existing Participants may no longer use custom transfer features such as Dollar Cost Averaging or Rebalancer in the Liquidated Eligible Fund. Any Participant utilizing a custom transfer feature such as Dollar Cost Averaging or Rebalancer involving the Liquidated Eligible Fund should contact the Retirement Resource Operations Center immediately to make alternative arrangements. If you fail to make alternative arrangements by December 16, 2022, any allocations made to the Liquidated Eligible Fund will be automatically directed to your Plan’s default investment option.

Upon completion of the Liquidation, all references in the Prospectus and SAI to the Liquidated Eligible Fund will be hereby deleted.

If you have any questions regarding this Supplement, please call Empower Annuity Insurance Company of America toll-free at (800) 537-2033.

This Supplement must be accompanied by, and read in conjunction with, the current Prospectus and SAI,

each dated April 29, 2022.

Please read this Supplement carefully and retain it for future reference.